                               HUNTINGTON VA FUNDS
                          SUPPLEMENT DATED MAY 21, 2001


      TO THE HUNTINGTON VA GROWTH FUND AND HUNTINGTON VA INCOME EQUITY FUND
                          PROSPECTUS DATED MAY 1, 2001



REORGANIZATION OF THE HUNTINGTON VA FUNDS' INVESTMENT ADVISER

The Huntington National Bank has reorganized its investment advisory division to form Huntington Asset Advisors, Inc. ("Huntington Asset Advisors"), a separate, wholly owned subsidiary of The Huntington National Bank.

UNDER THE SECTION ENTITLED "MORE ABOUT THE HUNTINGTON VA FUNDS - MANAGEMENT OF THE TRUST - INVESTMENT ADVISER," THE FIRST TWO PARAGRAPHS ARE REPLACED IN THEIR ENTIRETY WITH THE FOLLOWING:

On May 12, 2001, The Huntington National Bank reorganized its investment advisory services and created Huntington Asset Advisors, Inc., a separate, wholly owned subsidiary of The Huntington National Bank. Huntington Asset Advisors, Inc. has replaced The Huntington National Bank as the investment advisor to the Huntington VA Funds. Following the reorganization, the management and investment advisory personnel of The Huntington National Bank that provided investment management services to the Huntington VA Funds will continue to do so as the personnel of Huntington Asset Advisors, Inc. Additionally, Huntington Asset Advisors, Inc. ("Huntington") is wholly owned and otherwise fully controlled by The Huntington National Bank. As a result, this transaction is not an "assignment" of the investment advisory contract (and sub-advisory contract) for purposes of the Investment Company Act of 1940 and, therefore, a shareholder vote is not required.

Subject to the supervision of the Trustees, Huntington Asset Advisors provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds.

         SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.